UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

Quepasa Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets.

On March 4, 2011, Quepasa Corporation (the “Company”) filed a Form 8-K reporting that it had completed the acquisition of XtFt Games S/S Ltda (“XtFt”), the owner of substantially all of the assets and business of TechFront Desenvolvimento de Software S/S Ltda, a Brazilian company (“Techfront”).  This Form 8-K/A amends the Form 8-K filed by the Company to include the audited financial statements of Techfront and the unaudited pro forma financial information related to the acquisition.

Although the Company only purchased certain assets and assumed certain liabilities of Techfront, the audited financial statements include all assets and liabilities of Techfront which does not necessarily reflect what the Company acquired in the acquisition.   The financial information of Techfront is required for SEC reporting purposes because they are considered a predecessor of XtFt.

Item 9.01            Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of Techfront for the year-ended December 31, 2010 and 2009 are included below.

(b) Pro Forma financial information.

The unaudited pro forma financial statements are included below.

(a) Financial statements of businesses acquired.

Techfront Desenvolvimento
de Software S/S Ltda.
Financial Statements as
of December 31, 2010 and 2009

Report of Independent Auditors

To the Partners
Techfront Desenvolvimento de Software S/S Ltda.

We have audited the accompanying balance sheets of Techfront Desenvolvimento de Software S/S Ltda . (Techfront) as of December 31, 2010 and 2009, and the related statements of operations , of changes in net capital deficiency and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Techfront Desenvolvimento de Software S/S Ltda. at December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1, the Company has a net capital deficiency of USD 2,234,040 at December 31, 2010 and an excess of liabilities over m onetary assets at the same date of USD 2,140,852. Moreover, as also described in Note 1, the Company’s partners are in negotiations with a potential buyer for the sale of the Company’s business. This situation raises substantial doubts as to the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might arise as result of this uncertainty.

Curitiba, March 21, 2011

PricewaterhouseCoopers Auditores Independentes CRC 2SP000160/O-5 "F" PR	Mario Miguel Tomaz Tannhauser Junior Contador CRC 1SP217245/0-8 "S" PR

2
PricewaterhouseCoopers, Al. Dr. Carlos de Carvalho, 417 – 10º andar,Curitiba, PR, Brasil 80410- 180, Caixa Postal 6999 T: (41) 3883-1600, F: (41) 3322- 6514, www.pwc.com/br

Techfront Desenvolvimento de Software S/S Ltda.

Balance Sheets at December 31 (In US dollars)

Assets	2010	2009	Liabilities and net capital deficiency	2010	2009
Current assets			Current liabilities
Cash and cash equivalents (Note 4)	23,185	13,094	Trade accounts payable	25,828	27,119
Trade accounts receivable (Note 5)		82,075	Loans (Note 7)	284,969	173,903
Taxes recoverable	2,952	25,124	Taxes payable (Note 8)	44,398	27,033
			Payroll accruals	59,139	57,637
	26,137	120,293	Provisions for labor liabilities (Note 9)	1,752,655	1,242,720
Long-term asset				2,166,989	1,528,412
Judicial deposits (Note 10)	156,946	104,294
Property, plant, and equipment (Note 6)	100,689	127,893	Long-term liabilities
Intangible assets	3,008	1,035	Loans (Note 7)	151,386
			Taxes payable (Note 8)	45,500	18,711
	260,643	233,222	Provision for contingencies (Note 10)	156,945	104,293
				353,831	123,004
			Net capital deficiency
			Capital	85,484	(257)
			Accumulated deficit	(2,016,435)	(1,099,253)
			Accumulated other comprehensive (losses)	(303,089)	(198,905)
			Total net capital deficiency	(2,234,040)	(1,297,901)
Total assets	286,780	353,515	Total liabilities and net capital deficiency	286,780	353,515

See accompanying notes to the financial statements.

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Techfront Desenvolvimento de Software S/S Ltda.

Statements of Operations Years ended December 31 (In USD dollars, except quota data)

	2010	2009
Net service revenues (Note 11)	1,226,271	968,537
Cost of services rended	(1,435,843)	(1,293,548)
Gross losses	(209,572)	(325,011)
Selling expenses	(18,497)	(19,656)
General and administrative expenses	(364,777)	(305,626)
	(383,274)	(325,282)
Operating losses	(592,846)	(650,293)
Interest income (expenses)
Interest income (Note 12)	1	3,056
Interest expenses (Note 12)	(211,423)	(157,961)
Loss before taxation	(804,268)	(805,198)
Income tax expense (Note 13)	(112,914)	(100,233)
Net Loss for the year	(917,182)	(905,431)
Foreign currency translation adjustments	(104.184)	(198.905)
Comprehensive losses	(1.021.366)	(1.104.336)
Net Loss per quota	(6.78)	(1,840.56)

See accompanying notes to the financial statements.

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Techfront Desenvolvimento de Software S/S Ltda.

Statements of Net Capital Deficiency (In US dollars)

	Capital	Accumulated deficit	Accumulated Other comprehensive (losses)	Total net capital deficiency
Balances at December 31, 2008	257	(193,822)		(193,565)
Loss for the year		(905,431)		(905,431)
Currency translation differences			(198,905)	(198.905)
Balances at December 31, 2009	257	(1,099,253)	(198,905)	(1,297,901)
Increase of capital (Note 14)	85,227			85,227
Loss for the year		(917,182)		(917,182)
Currency translation differences			(104,184)	(104.184)
Balances at December 31, 2010	85,484	(2,016,435)	(303,089)	(2,234,040)

See accompanying notes to the financial statements.

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Techfront Desenvolvimento de Software S/S Ltda.

Statements of Cash Flows Years ended December 31 (In US dollars, unless otherwise stated)

	2010	2009
Cash flows from operating activities
Net loss	(804,268)	(805,198)
Adjustments to reconcile net loss to cash provided by operating activities
Depreciation and amortization	32,907	27,573
Provisions for labor liabilities	396,623	571,676
Interest, monetary and foreign exchange variations	203,365	153,711
Decrease/increase in operating assets and liabilities
Trade accounts receivable	(82,075)	222,288
Trade accounts payable	(1,291)	24,657
Judicial deposits	(52,651)	(104,294)
Other assets and liabilities, net	73,583	(138,662)
Net cash used in operating activities	(233,806)	(48,250)
Cash flows from investing activities
Purchases of property, plant and equipment	(15,490)	(31,991)
Net cash used in investing activities	(15,490)	(31,991)
Cash flows from financing activities
New loans	164,650	250,861
Payment of loans		(161,665)
Increase of capital	85,227
Net cash provided by financing activities	249,877	89,197
Net increase in cash and cash equivalents	10,091	8,956
Cash and cash equivalents at the beginning of the year	13,094	4,139
Cash and cash equivalents at the end of the year	23,185	13,094

See accompanying notes to the financial statements.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

1	Operations

Techfront Desenvolvimento de Software S/S Ltda. ("Techfront") is headquartered in Curitiba, State of
Paraná, Brazil, and its main activities are the rendering of visual programming, IT consultancy and development and licensing of custom-made software, including cultural and/or educational games.

The excess of liabilities over assets at year end amounting to USD 2,140,852 (USD 1,408,118 - 2009), is mainly represented by provision for labor liabilities regarding to unpaid social charges on payrolls, plus fines and interest. This situation have negatively impacted the profit and loss of the company for the last 2 years. The Company’s partners are in negotiations with a potential buyer for the sale of the Company’s business.

2	Presentation of the Financial Statements

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP"), which differ in certain respects from accounting principles adopted in Brazil ("Brazilian GAAP"), which Techfront uses to prepare its statutory financial statements.

The Brazilian real is the currency of the primary economic environment in which Techfront operates, generates and expends cash and is the functional currency. However, Techfront has decided to use the U.S. dollar as its reporting currency. The accounts of Techfront are maintained in Brazilian reais, and have been translated into U.S. dollars in accordance with ASC 830 Foreign Currency Matters. Assets and liabilities are translated from reais to U.S. dollars using the official exchange rates reported by the Brazilian Central Bank at the balance sheet date and revenues, expenses, gains and losses are translated using the average exchange rates for the period. The translation gain or loss is included in the accumulated other comprehensive losses component on the Statements of Net Capital Deficiency in accordance with the criteria established in ASC 220 Comprehensive Income.

The exchange rate of the Brazilian real (R$) to the US$ was R$ 1,667=US$ 1,00 at December 31, 2010 and R$ 1,741=US$1,00 at December 31, 2009.

The average exchange rate for the period of the Brazilian real (R$) to the US$ was R$ 1,760=US$ 1,00 at December 31, 2010 and R$ 1,997=US$1,00 at December 31, 2009.

3	Significant Accounting Policies

(a)	Revenues and expenses

Service revenues are linked to the completion of certain stages of software development projects, referred to as milestones in the agreements. The Company recognizes revenue when these stages are completed and approved by the contracting party.

All software development contracts to date have been signed with overseas customers. The Company is exempt from sales taxes on its export revenues.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

Selling, general and administrative expenses in a total amount of USD 383,274 and USD 325,282 for December 31, 2010 and 2009, respectively, mainly include quotaholders' compensation, payroll expenses and provisions for contingencies.

(b)	Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment, the allowance for doubtful accounts, provisions for labor liabilities, for income taxes, and for other contingencies. Actual results could differ from those estimates.

(c)	Cash and cash equivalents

Techfront considers all highly liquid investments readily convertible to known amounts of cash with original maturity of three months or less when purchased to be cash equivalents.

(d)	Trade accounts receivable and allowance for doubtful accounts

Trade accounts receivable are recorded at the invoiced amount, do not bear interest and have short-term maturities generally not exceeding 30 days. The allowance for doubtful accounts is recorded at an amount considered sufficient to cover probable losses arising on collection of the receivables, if applicable.

(e)	Judicial deposits

Judicial deposits are restricted cash that Techfront places on deposit with the court and are held in judicial escrow in relation to certain legal proceedings pending their ultimate legal resolution.

(f)	Property, plant and equipment Property, plant and equipment are recorded at cost of purchase or construction.

Depreciation is calculated using the straight-line method at rates that take into account the estimated useful lives of the assets: 10 years for machinery and equipment; 10 years for furniture and fixtures and 5 years for computer equipment.

Costs of normal periodic maintenance are charged to expense as incurred.

In accordance with ASC 360 Property, Plant, and Equipment, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, including property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, Techfront first compares the undiscounted cash flows expected to be generated by an asset (or group of assets) to the corresponding carrying value of the asset (or group of assets). If the carrying value of the long-lived asset is less than the undiscounted cash flow, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary, and depending on the nature of the asset (or group of assets) under analysis. No impairment charges have been recorded for any of the periods presented.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

(g)	Estimated liability for legal proceedings and labor claims

Determination of the estimated liability for legal proceedings and labor claims involves considerable judgment on the part of management. In accordance with ASC 450 Contingencies, Accounting for Contingencies, a contingency is an existing condition, situation, or set of circumstances involving uncertainty as to possible gain or loss to an enterprise that will ultimately be resolved when one or more future events occur or fail to occur. Techfront accrues such liabilities when it determines that losses are probable and can be reasonably estimated. The balances are adjusted to account for changes in circumstances in ongoing issues and the establishment of additional reserves for emerging issues. Actual results could differ from estimates.

(h)	Income taxes

The Company adopts the presumed profit system to calculate taxes on the total gross revenues for the year. In order to determine the calculation basis of Corporate Income Tax (IRPJ) and Social Contribution on Net Income (CSLL), the percentage of 32% is applied on gross revenue, and then the other revenues are included. These taxes are calculated at the standard rate of 15% for income tax, plus a 10% surcharge on taxable income exceeding R$ 240,000 (equivalent to USD 143,971), and at 9% for social contribution.

(i)	Loans payable

Loans are initially recognized a face value, upon receipt of the funds, net of transaction costs. Subsequently, they are presented at amortized cost, that is, plus charges and interest in proportion to the period elapsed ("pro rata temporis).

(j)	Currency remeasurement

The Company has selected the United States dollar as its reporting currency. The U.S. dollar amounts have been translated or remeasured, as appropriate.

The Company’s main operations are located in Brazil. The local currency is the functional currency for those operations. These financial statements were translated from the functional currency (Brazilian reais) into the United States dollar. Assets and liabilities are translated at the exchange rate in effect at the end of each year. Average exchange rates are used for the translation of revenues, expenses, gains and losses in the statement of income. Translation gains and losses resulting from the translation methodology described above are recorded directly in "Accumulated other comprehensive losses" within net capital deficiency. Gains and losses on foreign currency denominated transactions are included in the statement of income.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

(k)	Fair value estimation

The carrying value less impairment provision of trade receivables and payables are assumed to approximate their fair values. The fair value of financial liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market rate.

4	Trade Accounts Receivable

	2010	2009
Cash in hand	50	49
Cash at banks	23,135	13,045
	23,185	13,094

5	Trade Accounts Receivable

	2010	2009
Foreign customers		82,075
		82,075

6	Property, Plant and Equipment

	2010	2009
Machinery and equipment	34,241	29,819
Computer equipment	143,990	126,147
Furniture and fixtures	35,809	34,122
	214,040	190,089
Accumulated depreciation	(113,351)	(62,190)
Total	100,689	127,893

Fully depreciated property, plant, and equipment at December 31, 2010 amounted to USD 32,907 and USD 27,573 at December 31, 2009.

No assets were pledged as guarantees.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

7	Loans

	Annual
	interest rate - %	2010	2009
Working capital loans
Bank loans	37.16	280,438	173,903
Loans from quotaholders	50.78	155,917
		436,355	173,903
Current		(284,969)	(173,903)
Non current		151,386

The loans from the quotaholders were obtained by them personally from banks and repassed to the Company under the same terms and conditions.

The loans fall due as follow:

2010
2012	51,117
2013	100,269
151,386

8	Taxes Payable

	2010	2009
Social Contribution on Net Income (CSLL)	6,950	13,275
Corporate Income Tax (IRPJ)	72,581	26,876
Other	10,367	5,593
	89,898	45,744
Current	44,398	27,033
Non-current	45,500	18,711

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

9	Provisions for Labor Liabilities

	Accruals
	2010	2009
National Institute of Social Security (INSS)	780,012	552,448
Government Severance Indemnity Fund for Employees (FGTS)	197,626	141,354
Provision for vacation pay	438,478	327,992
Income Tax Withheld at Source (IRRF)	336,539	220,926
	1,752,655	1,242,720

These amounts relates to unpaid social charges on payrolls, plus fines and interest.

The Company has used specialized labor from persons who have not been officially registered as employees and have been paid as third party labor, without the proper labor legislation withholdings.

10	Judicial Deposits Provision for Contingencies

	Judicial deposits		Provision for contingencies
	2010	2009	2010	2009
Tax contingencies
Income Tax and Social Contribution on Gross Revenue (IRPJ and CSLL)	156,945	104,294	156,945	104,294
	156,945	104,294	156,945	104,294

Under advice from legal counsel, the Company filed an injuction claiming that export revenues were not subject to taxation by Corporate income tax or Social contribution on net income (in the Company’s case, payable on the presumed profit system). The amounts in question are being paid as judicial deposits awaiting the court’s ruling.

The details of the changes in the estimated liability for this matter are as follows:

Balance at December 31, 2008
Provision charged to expense	104,294

Balance at December 31, 2009	104,294
Provision charged to expense	56,651

Balance at December 31, 2010	156,945

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

11	Net service revenues

	2010	2009
Net service revenues

Services revenues	1,215,405	967,653

Taxes and social contributions on sales	861	66
PIS	3.975	307
Cofins	6.624	511
ISS	10,866	884
	1,226,271	968,537

12	Interest Income and Expenses

	2010	2009
Interes expenses
Interest	154,449	110,449
Bank expenses	2,539	2,066
Tax on financial operations - IOF	5,519	2,184
Foreign exchange losses, net	48,916	43,262
	211,423	157,961

The foreign exchange losses relate to losses on collection of export receivables in foreign currency as a result of the appreciation of the Brazilian real against foreign currencies in the years 2009 and 2010.

	2010	2009
Intere income
Interest on financial investments	1	3,056

13	Income Tax and Social Contribution on Net Income

Income tax and social contribution expense attributable to income from continuing operations consists of:

	2010	2009
Presumed profit - 32% (tax basis)	372,136	327,009
Financial income	1	3,056
Tax basis	372,137	330,065
Income tax (15% plus 10% on excess)	79,421	70,526
Social contribution on net income (9%)	33,493	29,707
	112,914	100,233

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

14	Capital

On February 26, 2010, the partners paid a capital increase USD 85,227 (R$ 150,000).

At December 31, 2010, capital was represented by 150,600 quotas, with a par value of USD 1.7617 (R$ 1.00) each (600 quotas at December 31, 2009).

According to the Partnership Agreement, the basis of distribution of profits will be decided by the partners.

15	Risk Management and Financial Instruments

(a)	Identification and valuation of financial instruments

The Company maintains various financial instruments, mainly cash and cash equivalents, trade notes receivable and accounts payable to suppliers.

The financial instruments are all recorded as current assets and liabilities, and they have immediate liquidity or fall due, mostly, within three months. Considering the term and characteristics of these instruments, which are systematically renegotiated, the book values approximate the fair values.

(b)	Cash and cash equivalents, accounts receivable, other current assets and accounts payable

The amounts recorded approximate their realizable or settlement values.

(c)	Loans

There are subject to interest at usual market rates, as described in Note 7. The estimated market values were calculated based on the present value of future cash disbursements, using interest rates that are available to Techfront for the issuing of debt with similar maturities and terms, and closely approximate book values.

(d)	Interest rate risk

This risk arises from the possibility of Techfront incurring losses because of fluctuations in interest rates that increase the financial expenses related to loans funded on the market. Techfront continually monitors the market interest rates with the aim of evaluating the eventual need for contracting new operations to hedge against the risk of volatility of these rates.

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Techfront Desenvolvimento de Software S/S Ltda.

Notes to the financial statements at December 31, 2010 and 2009 (In US dollars, unless otherwise stated)

(e)	Foreign exchange rate risk

This risk arises from the possibility of Techfront incurring losses because of fluctuations in the exchange rates that decrease nominal amounts billed.

As of December 31, 2010, Techfront had no foreign-currency receivables (2009 - USD 71,607 thousand), as described in Note 5.

(f)	Credit risk

The Company’s sales policy is closely associated with the level of credit risk to which it is exposed in the course of its ordinary business. The selectivity of its customers are procedures adopted in order to minimize eventual problems of default in its accounts receivable.

(g)	Liquidity risk

This is the risk of not having liquid funds sufficient to meet the Company’s financial commitments, due to the mismatch of terms or volume in expected receipts and payments.

To manage liquidity of cash in local and foreign currency, assumptions for future disbursements and receipts are determined, and these are monitored daily by the finance area.

16	Subsequent events

On January 28, 2011, Techfront sold part of its Property, plant, and equipment, composed mainly by IT equipments and furnitures, to XTFT Games S/S Ltda, by the amount of R$ 203,672 (US$ 121,377 - exchange rate of the Brazilian real (R$) to the US$ was R$ 1,678=US$ 1,00 at January 28, 2011), to be paid within the next six months after the contract sign date. This amount will be monetarily corrected by the Brazilian Long-Term Interest Rate - TJLP.

*          *          *

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(b) Pro Forma financial information.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Financial Information

The following presents our unaudited pro forma financial information for the year ended December 31, 2010.  The pro forma statement of operations for the year ended December 31, 2010 give effect to the business acquisition of XtFt Games S/S Ltda (“XtFt”), the owner of substantially all of the assets and business of TechFront Desenvolvimento de Software S/S Ltda, a Brazilian company (“TechFront”), as if the acquisition had occurred at January 1, 2010. The unaudited pro forma balance sheet as of December 31, 2010 has been prepared as if the acquisition occurred on that date. As XtFt was formed in 2011, TechFront financial information was used in the preparation of the pro forma financial statements as the acquired company.  The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.  You should read the information set forth below together with the significant notes and assumptions to the pro forma statements, and the Quepasa Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which is incorporated by reference in this Form 8-K/A, and the Audited financial statements of Techfront for the year-ended December 31, 2010 and 2009 including the notes thereto, included in this Form 8-K/A.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Balance Sheet
December 31, 2010

	Historical
	Acquirer	Acquiree	Proforma Adjustments
	Quepasa	TechFront	Debit		Credit		Pro forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,546,572	$23,185			23,185	1	$12,723,572
					500,000	2
					323,000	3
Accounts receivable, net	1,361,024	2,952			2,952	1	1,361,024
Notes receivable - current portion	314,221	0					314,221
Restricted cash	275,000	0					275,000
Other current assets	113,841	0					113,841
Total current assets	15,610,658	26,137					14,787,658

Goodwill			4,280,618	2			4,280,618
Property and equipment, net	645,728	100,689	19,071	2			765,488
Judicial deposits		156,946			156,946	1	0
Notes receivable - long-term portion	156,079						156,079
Other assets	40,324	3,008	191,887	2	3,008	1	232,211
Total assets	$16,452,789	$286,780					$20,222,054

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$286,990	25,828			323,527	2	636,345
Accrued expenses	414,249	59,139	25,480	1			447,908
Accrued dividends	278,750						278,750
Taxes payable		44,398.00	44,398	1			0
Provision for labor liabilities		1,752,655.00	1,752,655	1			0
Unearned grant income	12,364						12,364
Current portion of long-term debt	-	284,969	284,969	1			0
Total current liabilities	992,353	2,166,989					1,375,367

Taxes Payable - long term		45,500	45,500	1			0
Provision for contigencies		156,945	156,945	1			0
Notes payable, net	6,272,545	151,386	151,386	1			6,272,545
Total liabilities	7,264,898	2,520,820					7,647,912

STOCKHOLDERS’ EQUITY:
Preferred stock,	25						25
Common stock	15,287				349	2	15,636
Additional paid-in capital	175,276,319	85,484	69,762	1			178,985,221
					2,714,430	2
					978,750	2
Accumulated deficit	(166,096,889)	(2,016,435)			2,016,435	1	(166,419,889)
			300,000	3
			23,000	3
							0
Accumulated other comprehensive income	(6,851)	(303,089)			303,089	1	(6,851)

Total shareholders' equity	9,187,891	(2,234,040)					12,574,142
Totalliabilities and shareholders' equity	$16,452,789	$286,780	7,345,671		7,345,671		$20,222,054

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Statement of Operations for the Year Ended
December 31, 2010

	Historical		Proforma
	Acquirer	Acquiree	Adjustments
	Quepasa	TechFront	Debit (Credit)		Pro forma

REVENUES	$6,054,141	$1,226,271			$7,280,412

OPERATING EXPENSES:
Sales and marketing	891,980	18,497			910,477
Product and content development	4,774,694	1,435,843			6,210,537
General and administrative	6,123,083	364,777			6,487,860
Depreciation and amortization	319,779		36,607	4	547,962
			191,576	5

TOTAL OPERATING EXPENSES	12,109,536	1,819,117			14,156,836

LOSS FROM OPERATIONS	(6,055,395)	(592,846)			(6,876,424)

OTHER INCOME (EXPENSE):
Interest income	6,229	1			6,230
Interest expense	(603,609)	(211,423)			(815,032)
Other income	2,125				2,125
TOTAL OTHER INCOME (EXPENSE)	(595,255)	(211,422)			(806,677)

LOSS BEFORE INCOME TAXES	(6,650,650)	(804,268)			(7,683,101)
Income taxes	0	(112,914)			(112,914)
NET LOSS	(6,650,650.00)	(917,182.00)			(7,796,015)
Preferred stock dividends	(111,500)				(111,500)
Net LOSS ALLOCABLE TO COMMON SHAREHOLDERS	(6,762,150)		228,183		(7,907,515)

NET LOSS PER COMMON SHARE, ALLOCABLE TO
COMMON SHAREHOLDERS, BASIC AND DILUTED	(0.52)		0.02		(0.59)

NET LOSS PER COMMON SHARE, ALLOCABLE TO
COMMON SHAREHOLDERS, DILUTED	(0.52)		0.02		(0.59)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING, BASIC AND DILUTED	13,117,845		13,466,568		13,466,568

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING, DILUTED	13,117,845		13,466,568		13,466,568

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

Quepasa Corporation
Significant Notes and Assumptions to Pro-forma Financial Statements
(Unaudited)

On March 2, 2011, we completed a business acquisition of XtFt through a Stock Purchase Agreement. Prior to the acquisition date, XtFt was formed in 2011 and it acquired substantially all of the assets and assumed certain liabilities of TechFront.  The financial information of TechFront is presented because they are considered a predecessor of XtFt. The accompanying unaudited pro-forma financial information reflects the financial statements of Quepasa Corporation, and TechFront. The pro forma adjustments to the balance sheet give effect to the acquisition as if it occurred on December 31, 2010.  The pro forma adjustments to the statements of operations give effect to the acquisition as if it occurred on January 1, 2010.

Significant assumptions include:
The TechFront financial information does not necessarily reflect assets acquired and liabilities assumed in the Company’s acquisition. The pro forma balance sheet was adjusted to remove assets and liabilities not acquired or assumed, respectively in the acquisition.

The shares issued to XtFt’s owners were calculated contractually based on $3,700,000 of our common stock (348,723 shares) at $10.61 per share which was based on the average closing price per share for the 10 trading days prior to the date of closing the Agreement. The acquisition date value of the shares issued of $2,730,501 was calculated using the fair market value of the 348,723 shares, at $7.83, the quoted trading price per share at the acquisition date.

We incurred a non-recurring $300,000 brokerage fee and approximately $23,000 of legal expenses related to the acquisition which are reflected as adjustments to accumulated deficit at December 31, 2010.

XtFt may receive a potential earnout fee of 250,000 shares of our common stock based on XtFt achieving specific performance milestones.  An additional cost of acquisition of $978,750 was reflected for the contingent earn out provision as calculated using the fair market value of the probable shares to be granted based on the terms of the Agreement at a price per share valued at the date of acquisition.

Prior to the acquisition date, $500,000 was advanced to TechFront under a secured revolving line of credit agreement. The collectability of this amount was deemed by management to be doubtful immediately upon the date of the first advance and therefore in substance to be additional cost of acquisition.

The purchase price was allocated first to record identifiable assets and liabilities at fair value and the remainder to goodwill as follows:

Property and equipment	$119,760
Other assets	191,887
Total assets acquired	311,647
Accounts payable and accrued liabilities	(383,014)
Total liabilities assumed	(383,014)
Goodwill	4,280,618
Total purchase price	$4,209,251

Other assets represent customer contracts recorded at fair value from the acquisition and are amortized using straight-line method over the life of the individual contracts. Amortization of customer contracts and depreciation of property and equipment have been given effect to the acquisition as if it occurred on January 1, 2010.

The following reflect the pro forma adjustments at December 31, 2011:

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro forma Adjustments for December 31, 2010 and the year then ended

		Debit	Credit
1
	Cash		23,185
	Accounts receivable		2,952
	Property and equipment
	Judical deposits		156,946
	Other assets		3,008
	Accounts payable
	Accrued expenses
	Taxable payable - current	44,398
	Taxable payable-long term	45,500
	Provision for labor liabilities	1,752,655
	Provision for contingencies	156,945
	Note payable	284,969
	Note payable	151,386
	Additional paid capital	69,762
	Accumulated deficit		2,016,435
	Accumulated other comprehensive losses		303,089
	To remove asset not acquired and liabilities not assumed.

2	Cash		500,000
	Goodwill	4,280,618
	Property and equipment	19,071
	Other assets	191,887
	Accounts payable		323,527
	Accrued expenses	25,480
	Common Stock		349
	Addition paid in capital - common stock issuance		2,714,430
	Addition paid in capital - contingent issuance of common stock		978,750
	To record at fair market value assets acquired and liablities assumed pursuant to the Stock Purchase Agreement.

3	Cash		323,000
	Accumulated deficit - brokerage fee	300,000
	Accumulated deficit - legal fees	23,000
	To record non-recurring acquirer expense incurred in the acquisition.

4	Depreciation expense	36,607
	Accumulated amortization		36,607
	To record annual amortization on tangible assets acquired.

5	Amortization expense	191,576
	Accumulated amortization		191,576
	To record annual amortization of customer contracts acquired.

	Total	7,573,854	7,573,854

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: May 11, 2011	By:	/s/ Michael Matte
	Name:	Michael Matte
	Title:	Chief Financial Officer